UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

SeaStar Medical Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39927	85-3681132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3513 Brighton Blvd, Suite 410
Denver, Colorado		80216
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 427-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.0001 per share	ICU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	ICUCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 5, 2024, the Board of Directors (the Board") of SeaStar Medical Holding Corporation (the "Company") appointed Mr. John Neuman as a Class I director, effective immediately, after Mr. Andres Lobo informed the Board that he will resign as a director of the Company, effective as of June 5, 2024. Mr. Neuman, age 58, retired from Dow Chemical Company ("Dow") in 2023 following 30 years of service. He retired as Vice President of Global Financial Accounting at Dow, directing a global team of more than 350 team members. His organization was responsible for ensuring efficient and accurate financial accounting and reporting for a network of more than 400 legal entities across the globe including preparing the financial filings with the U.S. Securities and Exchange Commission. Additionally, Mr. Neuman provided oversight and direction for Corporate Controllers and for Mumbai Global Accounting. He joined Dow in 1993, and held various positions in Finance, including roles in corporate auditing, corporate controllers, business finance and controllers. His business finance role included a five-year international assignment in Switzerland. His tenure at Dow included finance integration and reporting responsibilities for several M&A transactions, including the Rohm & Haas and Dow Corning acquisitions and the DowDuPont merger. Prior to joining Dow, Mr. Neuman worked as an audit manager for Deloitte & Touche LLP. He holds a degree in accounting from Michigan State University, is a CPA, and has served as a member of the MSU External Advisory Board for the Department of Accounting and Information Systems.

On June 10, 2024, the Company issued a press release announcing the appointment of John Neuman and the two newly elected members to the Board, Ms. Jennifer A. Baird, and Ms. Bernadette N. Vincent. A copy of such press release is attached as Exhibit 99.1 hereto.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated June 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaStar Medical Holding Corporation
		By:	/s/ Eric Schlorff
Date:	June 10, 2024	Name:	Eric Schlorff
		Title:	Chief Executive Officer